SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2007

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32845 (Commission File Number)	32-0163571 (I.R.S. Employer Identification No.)
260 South Los Robles, Suite 217 Pasadena, California (Address of Principal Executive Offices)	91101 (Zip Code)

(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

General Finance Corporation (“GFN”) has entered into an amendment dated as of January 20, 2007 to its limited recourse revolving line of credit with Ronald F. Valenta, a director and its Chief Executive Officer, to increase the maximum amount of borrowings under the line from $1,750,000 to $2,000,000.

Item 8.01 Other Events

GFN has entered into an amendment to the Share Sale Deed (the “Acquisition Agreement”) with the shareholders of RWA Holdings Pty Limited (“RWA”) pursuant to which it had agreed to acquire all of the capital stock of RWA. The amendment changes the dates following which the sellers may terminate the Acquisition Agreement if certain conditions have not been satisfied, as follows: (1) changes from February 17, 2007 to February 26, 2007 the date by which GFN must obtain Securities and Exchange Commission clearance of its definitive proxy statement; and (2) from March 17, 2007 to March 26, 2007 the date by which GFN’s shareholders must have approved the acquisition.

GFN is also filing as an exhibit to this Form 8-K a letter agreement dated October 31, 2006 clarifying with Continental Stock Transfer & Trust Co., its warrant agent, its position that warrantholders will not be entitled to a net cash settlement or other consideration in lieu of physical settlement in shares of common stock upon payment of the exercise price of the warrants if the common stock underlying the warrants is not covered by an effective registration statement under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1
Deed of Variation to Share Sale Deed, dated as of September 12, 2006, by and among General Finance Corporation, GFN Australasia Finance Pty Limited, Equity Partners Two Pty Limited, Cetro Pty Limited, FOMJ Pty Limited, FOMM Pty Limited, TWE Pty Limited, Michael Paul Baxter, James Harold Warren, Paul Henry Jeffery and Peter Linden McCann

Exhibit 10.2	Fourth Amended and Restated Revolving Line of Credit Agreement, dated as of January 20, 2007, by and between General Finance Corporation and Ronald F. Valenta

Exhibit 99.1	Warrant Clarification Letter dated October 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007	GENERAL FINANCE CORPORATION

	By:	/s/ RONALD F. VALENTA
Ronald F. Valenta
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Deed of Variation to Share Sale Deed, dated as of September 12, 2006, by and among General Finance Corporation, GFN Australasia Finance Pty Limited, Equity Partners Two Pty Limited, Cetro Pty Limited, FOMJ Pty Limited, FOMM Pty Limited, TWE Pty Limited, Michael Paul Baxter, James Harold Warren, Paul Henry Jeffery and Peter Linden McCann

10.2	Fourth Amended and Restated Revolving Line of Credit Agreement, dated as of January 20, 2007, by and between General Finance Corporation and Ronald F. Valenta
99.1	Warrant Clarification Letter dated October 31, 2006